A u g u s t 8 , 2 0 2 2 Tra n s fo r m i n g D i s e a s e M a n a g e m e nt

D i s c l a i m e rs F O R W A R D - L O O K I N G S T A T E M E N T S This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning: estimated sizes of the total addressable markets of our current and future commercial and pipeline products within our dermatologic, GI and mental health franchises; our expectations with respect to future financial or operations performance, including revenue opportunities for our tests; the impact, accuracy and effectiveness of our commercial and pipeline tests on physicians, patients and their treatment plans, including the potential impact of DecisionDx-Melanoma on survival rates, and their individual or collective impact on our prospects and plans, including any objectives of management related thereto; the ability of our tests to provide valuable, clinically actionable risk stratification information to clinicians and patients, improve health and guide patient care; expected expansion of outside sales territories and laboratory facilities; our progress roadmaps for our tests; expected launch dates for tests in our pipeline expansion and estimates regarding their total addressable markets or future success; expectations regarding LCD effective timeframes and reimbursement capabilities; our ability to utilize existing relationships and build a suite of complementary tests in a single call point; increases in headcount in furtherance of our pipeline tests, clinical research and development and other expected drivers of growth, as well as efficiencies and synergies from capital expenditures related to expansion of laboratory facilities contributing to our growth; our ability to develop clinical evidence and publish peer-reviewed reports and studies that increase adoption among providers and commercial payors; estimated healthcare cost savings provided by our tests; the ability of our risk stratification tests to classify risk of metastasis in ways that better support risk-appropriate treatment than reliance on traditional clinicopathologic risk factors alone; program milestones for our pipeline test designed to predict systemic therapy response and the potential of systemic therapy guidance tools to streamline therapeutic interventions for patients and avoid ineffective, expensive medication courses; integration timelines, expected future revenue contributions, potential cost savings, growth expectations and strategic opportunities for our TissueCypher test and GI franchise, and our IDgenetix test and our mental health franchise; and our ability to integrate our recent acquisitions into our existing business and the ability of such acquisitions to complement our existing business. The words “anticipates,” “believes,” “can,” “could,” “estimates,” “expects,” “may,” “plans,” “potential,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, the effects of the COVID-19 pandemic on our business and our efforts to address its impact on our business, subsequent study or trial results and findings may contradict earlier study or trial results and findings, including with respect to the diagnostic and prognostic tests discussed in this presentation, actual application of our tests may not provide the aforementioned benefits to patients, and the risks set forth under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended June 30, 2022, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law. 2

3 MISSION: VISION: VALUES: Improving health through innovative tests that guide patient care To transform disease management by keeping people first: patients, clinicians, employees and investors ExCIITE: Excitement, Collaboration, Integrity, Innovation, Trust and Excellence

4 Castle Remains Focused on Transforming Disease Management S t rate g ic pr inc ip le s t hat c re ate va lue for custome rs , pat ie nt s and s tockholde rs Address areas with unmet clinical need Leverage advanced technologies to develop innovative tests Accelerate test adoption through proven commercial excellence Provide robust data to support the clinical value of our tests

Answering Clinical Questions to Guide Care Along the Patient Journey

Our focus is on diagnostic, risk stratification and therapy response areas of the patient care continuum



MyPath | DiffDx
Melanoma
DecisionDx
Melanoma
DecisionDx
SCC
Inflammatory Therapy Response Pipeline Test
Dermatology
DecisionDx
UM
Uveal Melanoma
TissueCypher
Barrett's Esophagus
Gastro-intestinal
IDgenetix
Mental Health
Patient Care Continuum
Screening
Diagnostic Support
Risk Stratification
Therapy Response
MRD/Recurrence Monitoring

CASTLE BIOSCIENCES

5

Financial Performance Summary Q2 2022 2Q21 2Q22 Total test reports 7,007 11,034 Total Derm test reports 6,539 9,424 Revenue $22.8M $34.8M Adj. Revenue1 $22.9M $34.3M Gross Margin 82.6% 71.9% Adj. Gross Margin1 83.9% 77.6% Operating Cash Flow $(6.4)M $(9.0)M Adj. Operating Cash Flow1 $(4.3)M $(9.0)M Cash & Cash Equivalents $368M as of 06/30/2021 $273M as of 06/30/2022 1See Non-GAAP reconciliations at the end of this presentation. 6

Q2 2022 Operating Expenses

Executed planned investments to support our growth initiatives for long-term value creation

Operating Expense by Quarter[1]



$31.6
$20.8
$6.8
$3.7
$35.3
$22.6
$7.5
$4.5
$40.2
$25.2
$9.4
$4.6
$51.4
$2.6
$12.2
$18.2
$10.8
$5.9
SG&A $30.5
$59.2
$15.9
$21.6
$11.9
$7.7
$(20.4)
SG&A $37.5
Q2 2021
Q3 2021
Q4 2021
Q1 2022*
Q2 2022
Change in fair value of contingent consideratior
Intangible Asset Amortization
SG&A
R&D
Cost of sales
*Detailed SG&A breakdown initiated in Q1 2022
General and Administrative
Sales and Marketing

Key Drivers for Q2 2022 OpEx

- **Cost of Sales** – Higher personnel costs due to headcount additions, particularly in our laboratories related to recent acquisitions. Higher laboratory activity also increased costs of supplies and services, which is attributable to higher test volumes.
- **R&D** - Higher personnel costs associated with our increased headcount to manage and run our clinical studies, which include expenses related to salaries, bonuses, benefits and stock-based compensation as well as activity-driven cost increases.
- **SG&A** - Higher personnel costs associated with headcount expansion in our dermatology, GI and mental health commercial teams, which include expenses related to salaries, bonuses, benefits and stock-based compensation.
- **Amortization of Acquired Intangible Assets** - Related to MyPath Melanoma, TissueCypher and IDgenetix tests.
- **Change in Fair Value of Contingent Consideration** - Related to remeasurement of earnout payments.

[1]Amounts in millions. Operating expenses rounded and summarized as presented

7

CASTLE BIOSCIENCES

Key Q2 and Recent 2022 Accomplishments

- Achieved strong growth over Q2 2021, in our total test report volume (+57%) and revenue (+53%)
- Expanded NCI / SEER Registries data shared at EADO Congress showed patients diagnosed with melanoma and tested with DecisionDx-Melanoma had 27% improvement in MSS[2] compared to untested patients
- Finalization of Medicare LCDs for DecisionDx-Melanoma; coverage remains unchanged
- Medical review and pricing for DecisionDx-SCC completed by Novitas
- Acquisition of AltheaDx and IDgenetix test completed
- Draft foundational LCD for melanoma diagnostic tests published providing coverage criteria for DiffDx-Melanoma; expect finalization by end of Q2 2023; current coverage for MyPath remains unchanged
- Expanded Medicare coverage for IDgenetix includes seven additional mental health conditions beyond major depressive disorder
- Commercial team organizational structure modifications to lay groundwork for upcoming sales team optimization
- AGA Clinical Practice Update released with best practice advice for the potential utilization of TissueCypher to risk stratify patients with non-dysplastic Barrett's esophagus
- Three new peer-reviewed studies published in GI and Derm[3]

8

[1]See Non-GAAP reconciliations at the end of this presentation. [2]MSS=melanoma-specific survival
[3]Jarell et al. *JAAD* 2022; Ahmed et al. *Cancer Medicine* 2022; Iyer et al. *Clinical Gastroenterology and Hepatology* 2022

CASTLE BIOSCIENCES

Our Commercially Available Tests Now Serve an Estimated ~$8B U.S. Total Addressable Market[1]

Dermatology			Gastroenterology	Mental Health
Cutaneous melanoma/ risk of metastasis	Cutaneous squamous cell carcinoma/ risk of metastasis	Suspicious pigmented lesions/melanoma status	Barrett's esophagus/ risk of progression to esophageal cancer	Mental health therapy response
~130K Patients classified as Stage I, II or III[2]	~200K Patients w/ high-risk features[2]	~300K Patients w/ indeterminant biopsy[2]	~384K Patients receiving upper GI endoscopies/year who meet the intended use criteria for TissueCypher[3]	Based on indicated use of IDgenetix for patients diagnosed with depression, anxiety and other mental health conditions
~$540M	**~$820M**	**~$600M**	**~$1B**	**~$5B**

Tests in pipeline add an additional estimated ~$3.6B to our U.S. TAM

($1.9B for inflammatory skin disease pipeline test and ~1.7B for additional dermatology pipeline tests)

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2] Annual U.S. incidence for Stage I, II or III melanoma estimated at 130,000; annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features; annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy.
[3]384,000 upper GI endoscopies/year with confirmed dx of BE (ND, IND, LGD) x $2,513 = U.S. only TAM of ~$1 billion

9

CASTLE BIOSCIENCES

Driving Long-Term Growth through our Foundational Strategy: Strong Core Derm Business, Pipeline Init iat ives and Strategic Opportunit ies 10 Near-to Mid-term Growth Mid-to Long-term Growth (Expected launches ~2025) 2022-2024 2024 and beyond Gastrointestinal Strategic Opps Mental Health Gastrointestinal Dermatology Gastrointestinal Mental Health Strategic Opportunities Dermatology Gastrointestinal Mental Health Pipeline Expansion Strategic Opportunities Dermatology Gastrointestinal

Operational Growth Pillars

Consistent execution furthers our leading position in dermatology and in the Dx space

Strong Core Derm Business


DecisionDx
Melanoma
Informing clinical decision making for patients with invasive melanoma
CASTLE

- Continuing provider education
- Optimizing commercial team
- Evolving our go-to-market strategy
- Data that drives value: NCI/SEER collaboration

+

Pipeline Initiatives



- Ability to answer clinical questions/impact patient care
- Utilizing our areas of expertise (genomics, spatialomics, AI) to develop innovative tests
- Focusing on complementary/ adjacent disease states

+

Strategic Opportunities

myPath

cernostics

ALTHEA Dx

- Significant opportunities where early reimbursement wins have been achieved and we can utilize our commercial success
- Potential to create a suite of tests in a single call point

11

CASTLE BIOSCIENCES

Accelerating Investments in Clinical Development

Ongoing studies to generate data that supports the clinical value of our tests and provider and payer adoption

DecisionDx ▸Melanoma	DecisionDx-SCC	MyPath DiffDx ▸Melanoma	DecisionDx ▸UM	TissueCypher ▸Barrett's Esophagus
3 *Ongoing studies*[1]	**5** *Ongoing studies*	**3** *Ongoing studies*	**1** *Ongoing study*	**3** *Ongoing studies*
100 *Committed sites*	**147** *Committed sites*	**25** *Committed sites*	**3** *Committed sites*	**12** *Committed sites*
~2,455 *Patients enrolled*	**~3,500** *Patients enrolled*	**~3,400** *Patients enrolled*	**~40** *Patients enrolled*	**~690** *Subjects*[2] *enrolled*

Ongoing collaboration with NCI/SEER has allowed for studies with 5,200+ patients clinically tested with DecisionDx-Melanoma to date[3]

12

Data as of July 7, 2022

[1]Decrease from Q1 2022 in ongoing studies reflects closing of PERSONALize study. [2]Subjects includes patients and physicians. [3]SEER cancer registries linked CM cases diagnosed from 2013-2018 to data for patients with stage I-III CM tested with the 31-GEP (n=5,226) as of April 21, 2022.

CASTLE BIOSCIENCES

Our Core Derm Bus iness i s S t rong

Strong Core Derm Business Pi l lar of Growth 14 Continuing provider education Optimizing commercial team Enhancing digital presence NCI/SEER collaboration Robust conference attendance, data presentations/posters, peer-reviewed publications and peer-to-peer programs Additional dedicated commerical sales representatives for Castle’s Diagnostic GEP offering, MyPath and DiffDx- Melanoma, planned for mid- Q3 2022 Investments to drive volume, improve customer engagement and expand market segments Expanded NCI/SEER study shows patients diagnosed with melanoma and tested with DecisionDx-Melanoma (n=3,261) had a 27% improvement in melanoma-specific survival compared to untested patients

First-to-Market Dermatologic Franchise, Additional Growth Opportunities

Diagnostic Support



MyPath DiffDx
Melanoma

Risk Stratification



DecisionDx
Melanoma
The established leader in melanoma prognostic testing
CASTLE



DecisionDx
SCC
Identifying the risk of metastasis in cSCC patients with one or more risk factors

Therapy Response[1]



Inflammatory Skin Disease
Therapy Response Pipeline

Strong provider growth and continued adoption with ~2,280 new ordering clinicians and ~6,960 unique ordering clinicians for our dermatologic tests over the last 12 months[2]

15

[1]Target launch anticipated by the end of 2025
[2]New and unique ordering clinicians for all dermatologic tests combined between June 30, 2021-June 30, 2022

CASTLE BIOSCIENCES

DecisionDx-Melanoma: Precision Risk Stratification Based on an Individual Patient's Tumor Biology Informs Treatment Plans

DecisionDx
Melanoma

Market Snapshot	Clinical Questions *(post-melanoma diagnosis)*	Clinical Utility	Transforming Disease Management
~$540M revenue opportunity[1] **~130k patients** classified as Stage I, II or III[2]	Is the risk of SLN-positivity high enough to warrant referral for the SLNB surgery?	Accurately identifies those at ***low and high risk for a positive SLN***[3]	DecisionDx-Melanoma ***could result in 74% fewer SLNB surgeries***[4], potentially saving the U.S. healthcare system $250M[5,6] due to ***more precise risk stratification***[3]
	What is the individual risk of recurrence?	Provides ***personalized risk of recurrence*** to give guidance for patient follow-up and treatment intensity decisions	***Only melanoma prognostic test shown to be associated with improved survival***; patients diagnosed with cutaneous melanoma and tested with DecisionDx-Melanoma had a ***27% improvement in melanoma-specific survival*** compared to untested patients[7]
			In clinical utility studies, ***45% of patients were re-stratified*** and ***~50% of clinicians changed patient management*** based on DecisionDx-Melanoma results[8]

SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy. Source: NCCN Guidelines for Cutaneous Melanoma v3.2020 [1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors. [2] Annual U.S. incidence for Stage I, II or III melanoma estimated at 130,000.
[3]Whitman et al. *JCO Precision Oncology* 2021; [4]For patients with melanomas of less than or equal to 2.0 mm thick; [5]Vetto et al. Future Oncol 2019. [6]Clearview health economic model, data on file
[7]Kurley et al. Presented at EADO, April 21-23, 2022; [8]Berger et al. CMRO 2016; Dillon et al. Skin J Cutan Med; Farberg et al. J Drugs Derm 2017; Schuitevoerder et al. J Drugs Derm 2018; Dillon et al. CMRO 2022

16

CASTLE BIOSCIENCES

Current Melanoma Staging Misses Patients with Aggressive Tumor Biology

DecisionDx
Melanoma

Stage at Diagnosis



Stage I
80%
92%
Stage I or II
12%
Stage II
8%
Stage III
Excludes Stage IV

Melanoma **Deaths** by Stage at Diagnosis



Stage I
26%
34%
Stage II
60%
Stage I or II
40%
Stage III
Excludes Stage IV

The majority of melanoma deaths occur in patients who were diagnosed at Stage I or II

[1]AJCC v7 *J Clin Oncol* 2009; [2]SEER data release 2017; [3]Morton et al. *N Engl J Med* 2014; [4]Whiteman et al. *J Invest Dermatol* 2015; [5]Shaikh et al. *J Natl Cancer Inst* 2016; [6]Poklepovic and Carvajal. *ONCOLOGY* 2018; [7]Ibrahim et al. *Ann Surg Oncol* 2020

17

CASTLE BIOSCIENCES

DecisionDx-Melanoma Is Supported by Significant Scientific Evidence

DecisionDx ▸Melanoma

9,000+ Total patients included in studies including ***independent validation***	**35+** Peer-reviewed, published studies including ***prospective studies and 2 meta-analyses***	**105,000+** Patients with a clinical ***DecisionDx-Melanoma*** order from ***10,200+ clinicians***
1A Level 1A evidence*	**50%** ***Demonstrated change*** in management for 1 of 2 patients tested	**Medicare+** Covered by Medicare and multiple private insurers with an ***industry-leading*** patient assistance program

*According to sort system, used by American Academy of Dermatology
Following a diagnosis of cutaneous melanoma, providers make two important treatment decisions – whether to recommend SLNB and what type/frequency of follow up should be used.
Data as of June 30, 2022

18

CASTLE BIOSCIENCES

Decision Dx
Melanoma

NCI/SEER Data Linked with DecisionDx-Melanoma Test Results

Data analysis of a cohort of real-world, unselected, prospectively tested patients with cutaneous melanoma


27%

Benefit in MSS in patients that were tested at 3 years over those that were not tested

	3-year MSS (95% CI)	Deaths, % (n/N)
31-GEP Tested	97.7% (97.0-98.4%)	1.6% (58/3621)
Matched Untested	96.6% (96.2-97.1%)	2.2% (238/10863)
Hazard ratio‡	**0.73 (0.54-0.97)**	**P=0.03**


21%

Benefit in OS in patients that were tested at 3 years over those that were not tested

	3-year OS (95% CI)	Deaths, % (n/N)
31-GEP Tested	93.1% (92.0-94.2%)	4.8% (174/3621)
Matched Untested	91.2% (90.4-91.9%)	6.1% (658/10863)
Hazard ratio‡	**0.79 (0.67-0.93)**	**P=0.006**

Data provide direct evidence that patients tested with DecisionDx-Melanoma can have better survival rates than untested patients
Suggests that testing can aid in risk-aligned treatment plans for improved patient outcomes and survival rates

19

Kurley et al. European Association of Dermato Oncology (EADO) conference in Seville, Spain; April 21-23, 2022
‡Hazard ratio (HR) was computed using the untested patients as reference for 31-GEP tested cohort. An HR less than 1.0 demonstrates improved survival in 31-GEP tested patients. Diagnosis date 2016 and onward

CASTLE BIOSCIENCES

DecisionDx-Melanoma Disease Specific Survival Outcomes are Favorable Relative to Other Tests

DecisionDx ▸Melanoma

Sentinel lymph node biopsy (SLNB)

- SLNB is a risk-stratification surgical procedure “test” in melanoma
- MSLT-1 found that SLNB had no impact on 10-year melanoma-specific survival[1]

Tumor size	P-value	10-yr MSS
Thin (<1.2mm)	Not reported	Not impacted
Intermediate (1.2-3.5mm)	not significant (p=.18)	Not impacted
Thick (>3.5)	not significant (p=.56)	Not impacted

Breast Cancer Test**

Breast Cancer Test[2]	3-yr BCSS*
Breast Cancer Test	99.6%
Matched Untested	99.1%
Absolute Mortality Difference	**0.50% (p<0.05)**

BCSS mortality difference of **0.50% at 3 years** when comparing tested and untested populations

DecisionDx ▸Melanoma

DecisionDx ▸Melanoma	3-yr MSS[3]
DecisionDx-Melanoma	97.7%
Matched Untested	96.6%
Absolute Mortality Difference	**1.1% (p<0.05)**

MSS mortality difference of **1.1% at 3 years** when comparing tests and untested populations

20

[1]Morton et al. N Engl J Med 2014; [2]Zhang et al. Breast Cancer Res Treat. 2020; [3]Kurley et al. EADO 2022. *https://apps.automeris.io/wpd/
**OncotypeDX-Breast is a registered trademark of Genomic Health, Inc.

CASTLE BIOSCIENCES

21 Patients with Melanoma Desire Testing with DecisionDx-Melanoma Ahmed et al. Cancer Medicine 2022; some values have been rounded Wanted prognostic information about their melanoma tumors at diagnosis 90% 92% Felt the testing was useful 77% Wanted testing to obtain all of the information they could about their melanoma NONE of the patients surveyed indicated decision regret over their decision to obtain DecisionDx-Melanoma testing, even patients who received a poor prognosis/high-risk (Class 2) DecisionDx-Melanoma test result

DecisionDx
▸SCC

DecisionDx-SCC: Delivering Precision Patient Classification and Informing Squamous Cell Carcinoma Management Decisions within Established Guidelines

Market Snapshot	Clinical Question *(post-SCC diagnosis)*	Clinical Utility	Transforming Disease Management
~$820M revenue opportunity[1] **~200k patients** with high-risk features[2]	Who is really at low risk or high risk for metastasis?	***Predicts metastatic risk*** for individual SCC patients with one or more risk factors	***Strongest independent predictor of SCC metastasis, compared to AJCC8 and BWH staging*** (Sensitivity of a DecisionDx-SCC Class 2A or 2B result (77.8%) was significantly higher (p<0.0001) than that of high-stage AJCC8 (38.1%) and BWH (30.2%))[3]
		Incorporation of DecisionDx-SCC can ***improve management decisions within established guidelines***	***97% of clinicians would change patient management*** given DecisionDx-SCC results with 2 risk factors[4]
		Proven ***significant and independent prognostic value*** for stratifying risk of metastasis in high-risk SCC patients	***Identifies nearly 80% of tumors*** traditionally staged as ***low risk*** (T1 tumors AJCC8 and/or BWH) ***that metastasized as biologically high risk***[5]

SCC = squamous cell carcinoma; NCCN = National Comprehensive Cancer Network (NCCN); BWH = Brigham and Women's Hospital; AJCC8 = American Joint Committee on Cancer Eighth Edition
[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2]Annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features.
NCCN Guidelines for Squamous Cell Skin Cancer v1 2022
[3]Ibrahim et al., *Future Oncology* 2021; [4]Goldberg et al., *Presented at Winter Clinical Dermatology*, January 14-19, 2022
[5]Farberg et al., *Presented at American Academy of Dermatology Summer Meeting 2021*; Ibrahim et al., *Future Oncology* 2021

22

CASTLE BIOSCIENCES

DecisionDx SCC

DecisionDx-SCC Can Inform Risk-Appropriate Management to Guide Patient Care

1 or more

Validated to determine the biological risk of metastasis ***for SCC patients with 1 or more high risk factors***

40

Quantifies expression of 40 genes from primary tumor using RT-PCR

1,010+

Validated across 2 independent studies ***spanning 1,018 patients***[1]

10

Peer-reviewed publications to date

2,100+

Clinicians have ordered DecisionDx-SCC

~3,500

Patients are currently enrolled in ***ongoing studies*** from ***147 centers***

23

Clinical development data as of July 7, 2022; other data as of June 30, 2022; [1]Arron et al. Presented at ACMS 2022; Ibrahim et al. Future Oncology 2021; Teplitz et al. J Drugs Dermatol 2019; Litchman et al. CMRO 2020.

CASTLE BIOSCIENCES

Castle's Diagnostic GEP Offering Can Aid in the Diagnosis and Inform Management Decisions for Patients with Ambiguous Melanocytic Lesions

MyPath | DiffDx ▸Melanoma

Market Snapshot	Clinical Question	Clinical Utility	Transforming Disease Management
~$600M revenue opportunity[1]	Is the melanocytic lesion malignant or benign?	Designed to classify lesions ***objectively and accurately*** as benign, intermediate or malignant when the distinction cannot be made confidently by histopathology alone	When the potential for malignancy cannot be excluded, the ***most appropriate treatment plan for a patient is unclear***; clinicians typically recommend a treatment plan consistent with melanoma which ***may result in overtreatment*** of some patients[4]
~300k patients with an indeterminate biopsy[2]		***Can adds diagnostic clarity and confidence*** for more informed patient care	***Proven utility in reducing ambiguous diagnoses (by ~43%)***[5] by dermatopathologists and ***reducing surgical re-excisions (by~77%)*** by dermatologists ***in patients with benign GEP results***[6]
After melanoma diagnosis, clinicians can order DecisionDx-Melanoma using the same tissue sample		***Guidelines support ancillary diagnostic testing in ambiguous melanocytic lesions***, including NCCN, the American Academy of Dermatology and the American Society of Dermatopathology[3]	By leveraging a second GEP test, ***more than 99% of patients tested will receive a clinically actionable result***[7]

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2]Annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy
[3]NCCN Guidelines Version 2.2022 Melanoma: Cutaneous; Fung et al. *J Cutan Pathol*. E-pub 18 Sept. 2021; 1-15.
[4]Ensslin et al. Dermatol Surg 2018; [5]Cockerell et al. *Medicine* 2016; [6]Farberg et al. *SKIN J Cutaneous* Med 2020; [7]Goldberg et al. J Dermatol Physician Assist 2022

24

CASTLE BIOSCIENCES

Castle's Diagnostic GEP Tests Provide Objective and Accurate Information for More Informed Patient Care

MyPath | DiffDx
Melanoma

41,000+
Lesions clinically tested

2
Independently validated GEP tests to aid in diagnosis and guide patient management

8+
Years of ***clinical testing*** experience

12
Peer-reviewed publications, including prospective studies

3
GEP testing is supported by 3 national guidelines to aid in diagnosing ambiguous lesions

Medicare+
Covered by Medicare and multiple private insurers with an ***industry-leading*** patient assistance program

25
Data as of June 30, 2022

CASTLE BIOSCIENCES

Diagnosing Melanoma, the Clinical Issue: Uncertainty Creates an Over- or Under-Treatment Dilemma

MyPath | DiffDx
▸Melanoma



Clinically evaluated suspicious pigmented lesions
~2 million melanocytic skin biopsies
Histopathologic evaluation
Primary treatment
Staging, surveillance, and follow-up options
Definitive melanoma diagnoses (invasive or *in situ*)
Wide Local Excision
SLNB
Imaging
Increased Follow-up
Uncertain malignant potential
?
Definitive benign diagnoses
No additional treatment
Routine follow-up

26

CASTLE BIOSCIENCES

Strategic Opportunit ies

TissueCypher
▸ Barrett's Esophagus

Cernostics Acquisition Aligns with Our Strategic Opportunities Goals

Integration expected to be a meaningful revenue contributor in 2024

Innovative test that addresses a high unmet clinical need	Is this patient with Barrett's Esophagus at a higher or lower risk of progression to HGD or EAC
Immediately adds significant in-market estimated U.S. TAM	$1 billion estimated U.S. TAM
Already achieved early reimbursement wins	TissueCypher is covered by Medicare[1] and some regional plans
Gastroenterology call point has the potential for a suite of tests	Attractive clinical targets, need to assess what and when

Our capital allocation priorities include strategic acquisitions with potential for mid- to long-term value creation and revenue and earnings growth

28

[1]The Medicare reimbursement rate is currently $2,350 for TissueCypher.

CASTLE BIOSCIENCES

TissueCypher
▸ Barrett's Esophagus

TissueCypher: Designed to Independently Predicts Development of Esophageal Cancer in Patients with Barrett's Esophagus (BE)

Market Snapshot	Clinical Decision Point	Clinical Utility	Transforming Disease Management
~$1B revenue opportunity[1] **~384k patients** receiving upper GI endoscopies/year w/ confirmed Dx of BE[2]	Which BE patients will progress to HGD or esophageal cancer?	Provides a ***5-year individual risk of progression to high-grade dysplasia or esophageal adenocarcinoma*** for patients with confirmed BE	***Strongest predictor of progression to esophageal cancer (risk-stratification)*** TissueCypher hazard ratio of 7.7 compared to GI expert pathologist diagnosis of 3.9 ($p<0.0001$); pooled analysis[3-7]
		Identifies patients: 1) At risk for future progression and patients harboring prevalent HGD/EAC 2) At low risk of progression who may be able to avoid unnecessary treatment or surveillance	Patients receiving a high-risk TissueCypher score are ***9.4 times more likely to progress*** within 1–5 years[3] Clinical use study demonstrates ***55% change in patient management***[9]

HGD = high-grade dysplasia; EAC = esophageal adenocarcinoma; BE = Barrett's esophagus
[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2]384,000 upper GI endoscopies/year with confirmed dx of BE (ND, IND, LGD) x $2,513 = U.S. only TAM of ~$1 billion
[3]Critchley-Thorne et al. Cancer Epidemiol Biomarkers Prev 2016.
[4]Critchley-Thorne, et. al. Cancer Epidemiol Biomarkers Prev. Feb 2017 [5]Davison, et. al. Am J Gastroenterol. Feb 2020
[6]Frei, et. al. Clin Transl Gastroenterol. Oct 2020; [7]Frei, et. al. Am J Gastroenterol. Apr 2021; [9]Diehl, et.al. Endoscopy International Open, 2021, Mar; 9(3): E348-E355

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CASTLE BIOSCIENCES

TissueCypher
▸ Barrett's Esophagus

TissueCypher Can Contribute Significant Improvements in Risk Prediction Over Pathology Alone


5-Year Risk of Progression
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
NDBE (Low-Risk)*
LGD/IND (Low-Risk)*
NDBE1
IND1
LGD1
LGD/IND (High-Risk)*
NDBE (High-Risk)*
EET or 6–12 month Surveillance2
1-year Surveillance2
3–5-year Surveillance3,4
Low-Risk TissueCypher
Histology only
High-Risk TissueCypher

1 Progression rates: Rastogi et al. *Gastrointest Endosc* 2008; Krisnamoorthi et al. *Gastrointest Endosc* 2020; Singh et al. *Gastrointest Endosc* 2014; Wani et al. *Clin Gastroenterol Hepatol* 2011. 2 Consensus guidelines from ACG (2015), AGA (Medical Position Statement, 2011) and ASGE (2019); 3 Shaheen et al. *Am J Gastroenterol* 2022 4 Komanduri et al. *Clin Gastroenterol Hepatol* 2022.*Data on file, Castle Biosciences. Data from pooled analysis of TissueCypher's risk stratification performance reported in 5 clinical validation studies.

30

CASTLE BIOSCIENCES

TissueCypher
▸ Barrett's Esophagus

TissueCypher: Significant 2022 Milestones Already Achieved, Integration On Track

Early TissueCypher performance exceeding our expectations

December 6, 2021
Announced close of Cernostics acquisition

April 2022
Publication of independent pooled analysis supporting clinical value of TissueCypher (9th publication)[1]

Q2 2022
Podium presentations at ESGE Days 2022 and DDW 2022

Q2 2022
Laboratory expansion efforts underway, including investments in new instruments, staffing and training to stay ahead of expected volume increases

Sept. 2022
Based upon 2Q performance, will expand of GI sales team

Ongoing 2022+
Leveraging GI knowledge to identify potential pipeline opportunities

Q1 2022 | Q2 2022 | Q3 2022 | Q4 2022+

Jan 2, 2022
Initial GI Sales team members hired to launch test

March 24, 2022
Granted Advanced Diagnostic Laboratory Test (ADLT) status, exempts from 14-day rule

April 2022
Entered into a lease agreement in Pittsburgh as part of our planned investment to expand laboratory capabilities

July 2022
AGA Clinical Practice Update released with best practice advice for utilization of TissueCypher to risk-stratify patients with NDBE

Ongoing 2022
Laboratory expansion efforts on track to handle anticipated test volume (move in expected end of Q1 2023)

31

[1]Iyer et al. 2022 *Clinical Gastroenterology and Hepatology*

CASTLE BIOSCIENCES

AltheaDx Acquisition Aligns with Our Strategic Opportunities Goals

Early feedback consistent with pre-deal work, expect IDgenetix to be a meaningful revenue contributor in 2024

Competitive, innovative test that addresses a high unmet clinical need	Which medication is best for a patient based on his/her genetics?
Immediately adds significant in-market estimated U.S. TAM	$5 billion estimated U.S. TAM
Already achieved early reimbursement wins	IDgenetix is covered by Medicare[1] and United Healthcare
Potential to create a suite of indications and/or tests in a single call	Potential application of technology across mental health market

Our capital allocation priorities include strategic acquisitions with potential for mid- to long-term value creation and revenue and earnings growth

32

[1]The Medicare reimbursement rate is currently ~$1,500 for IDgenetix multi-gene testing for eight mental health conditions: major depressive disorder, schizophrenia, bipolar disorder, anxiety disorders, panic disorder, obsessive-compulsive personality disorder, post-traumatic stress disorder and attention deficit hyperactivity disorder.

IDgenetix: Integration Beginning, Significant Milestones Already Achieved

IDgenetix

April 4, 2022
Announced acquisition of AltheaDx

April 26, 2022
Announced close of AltheaDx acquisition

Q2 2022
Announced expanded Medicare coverage for IDgenetix (seven additional mental health conditions beyond major depressive disorder)

May 2022
Relaunch IDgenetix website

May 2022
Announced a collaboration with Camille Schrier, Miss America 2020, as part of Mental Health Awareness Month, to promote the potential of genetic testing and the IDgenetix® test to help improve treatment for mental health conditions

June 2022
Sales training to align mental health commercial team with Castle's proven commercial playbook

Q2 2022
Commercial presence at APA, EPA and NEI mental health conferences

Q3 2022
National Sales Director in place to lead mental health sales team

Q2-Q3 2022
Initiating integration of internal functions (e.g., Marketing, Reimbursement, Finance)

2022+
Identify additional potential pipeline opportunities

Q2 2022 → Q3 2022

33

CASTLE BIOSCIENCES

34 IDgenetix: Designed to Guide Timely and Evidence-Based Decisions on the Optimal Drug for Each Patient Market Snapshot Clinical Decision Point Clinical Utility Transforming Disease Management ῀$5B revenue opportunity1 Which medication is best for each patient? Provides drug-gene, drug-drug and lifestyle factor interactions to guide tailored treatment recommendations for patients in terms of their prescribed medications Randomized controlled trial showed a greater than 2.5 times improvement in remission rates for patients with severe depression, who were tested with IDgenetix, compared to those who did not have their genes tested2 Substantial annual cost savings potential of $5,962 per patient as a result of testing with IDgenetix3 Replacing standard-of-care, trial-and-error prescription practices in mental health with a scientifically-backed genetic test with the potential to: • Help patients achieve a faster therapeutic response • Reduce adverse events • Yield cost savings in the healthcare system 1U.S. TAM = Total addressable market based on indicated use of IDgenetix for patients diagnosed with depression, anxiety and other mental health conditions; 2Bradley et al., J Psychiatr Res. 2018 Jan; 96:100-107; 3Maciel et al. Neuropsychiatr Dis Treat 2018 IDgenetix provides drug-gene, drug-drug and lifestyle factor interactions

Clinical Trial Design • Randomized Controlled Trial (RCT) • Peer-reviewed and published in the Journal of Psychiatric Research • 685 participants, Depression and Anxiety • Double-blinded • Treated by a broader group of medical professionals, beyond psychiatrists • 20 independent clinical sites • 4, 8 and 12-week efficacy using HAM-A scale E n h a n c e d T h e ra p e u t i c Ef f i c a c y v s . S t a n d a r d o f C a r e 28% 36% 55% By T3 (Week 8) By T4 (Week 12) Response Rate ≥ 50% Reduction from Baseline p-value 0.01 0.001 73% 9% 13% 25% 35% By T3 (Week 8) By T4 (Week 12) Remission Rate Back to Normal p-value 0.05 0.02 Control IDgenetix 35 Bradley et al. J Psychiatr Res. 2018 Jan; 96:100-107.

IDgenetix

IDgenetix Testing Process Consists of Three Important Steps

	1 Drug Metabolism Genotyping	2 Drug Response Genotyping	3 Algorithmic Screening
PROCESS	Analyzes patient-specific genetic variants that influence the function of drug metabolizing enzymes	Analyzes patient-specific genetic variants involved in the way medications work at the biologic site of action	Screens for metabolic interactions caused by concomitant prescription, OTC and herbal medications that may significantly alter the metabolism of approved medications
IMPORTANCE	**Influences how much of a drug is active in the body to produce therapeutic or toxic effects**	**Influences the likelihood of a therapeutic or adverse drug response**	**Identifies CYP450-mediated interactions that can alter which medications are optimal for each patient**
	Drug-Gene Interactions		Drug-Drug Interactions

IDgenetix testing is designed to provide tailored treatment recommendations for each patient by utilizing a bioinformatic algorithm to integrate patient-specific health information with comprehensive genetic results

36

CASTLE BIOSCIENCES

Uveal Melanoma

DecisionDx ►UM

DecisionDx-UM: the Standard of Care in the Management of Newly Diagnosed Uveal Melanoma

Market Snapshot	Clinical Decision Point	Clinical Utility	Transforming Disease Management
More than 90% of U.S. ocular oncology institutions order DecisionDx-Melanoma (1,618 reports issued in 2021)	What is the risk that a patient's uveal melanoma (eye cancer) will spread or recur?	Predicts the ***likelihood that a patient's cancer will spread*** (metastasize) over the next five years ***to guide surveillance and treatment decisions***	Key statistics about uveal melanoma: • ***~2,000*** patients diagnosed in the U.S. annually • ***~97%*** of patients – no evidence of metastatic disease at the time of diagnosis • ***~30%*** will develop metastases within 5 years DecisionDx-UM has ***broad Medicare reimbursement***[1] (LCD covers patients with a confirmed diagnosis and no evidence of metastatic disease; received payment on ~93% of claims in 2021) ***Included in AJCC and NCCN guidelines***

38

[1]2022 Medicare rate of $7,776

CASTLE BIOSCIENCES

Pipel ine In i t iat ives 39

Continued Execution on Pipeline Initiatives as a Pillar of Growth

Ability to answer clinical questions/impact patient care	Inflammatory skin disease pipeline test designed to answer a clinical question for patients with inflammatory skin conditions: which systemic therapy is best for each patient?
Utilizing our areas of expertise (genomics, spatialomics, AI, pharmacogenomics) to develop innovative tests	Cernostics and AltheaDx acquisitions provided pipeline opportunities to build suites of tests in GI and mental health utilizing new areas of expertise (spatialomics and pharmacogenomics)
Leveraging our commercial investments by expanding franchises	Expect to launch 3-5 new tests by end of 2025, in complementary disease states, including inflammatory skin disease pipeline test

40

CASTLE BIOSCIENCES

Inflammatory Pipeline Test

Targeting the Unmet Need in Moderate-to-Severe Psoriasis and Atopic Dermatitis

Common skin diseases with significant patient impacts and costs to health care system

Psoriasis (PSO) and Atopic Dermatitis (AD) are among the most frequently seen skin rashes

Treatments are significantly different for PSO and AD and can be costly
(e.g., Humira for PSO ~$68k/year; Dupixent for AD is ~$38k/year)

Cutaneous T Cell Lymphoma (CTCL) can mimic clinical presentation of AD and PSO
~20-30% of patients with PSO will go on to develop psoriatic arthritis, which can produce irreversible joint damage and significant patient morbidity

Systemic therapy guidance tools have the potential to streamline therapeutic interventions for patients and avoid ineffective, expensive medication courses

41

CASTLE BIOSCIENCES

42 Castle’s Inf lammatory Skin Disease Pipeline Test Is Being Developed to Predict Systemic Therapy Response – IDENTITY Study Program Milestones Q32021 Steering committee formed with top KOLs 2025 Target launch 54 Committed Sites Data as of July 26, 2022 First patient enrolled Proof of RNA extraction method concept Q22022Q2-Q32021 Inflammatory Pipeline Test 2023 Initial validation and development data expected 303 Patients Enrolled

Env i ronmental , Soc ia l and Governance ( ESG)

ESG Focus Areas for 2022 and Beyond

Corporate ESG Performance
RATED BY ISS ESG
Prime

MSCI ESG RATINGS
AA

CCC	B	BB	BBB	A	AA	AAA

Environmental policy

Environmental metrics

DEI mission statement

DEI metrics

DEI action plan/roadmap

Vendor code of conduct/supplier standard

44

In 2022, Castle Biosciences received a rating of AA (on a scale of AAA-CCC) in the MSCI ESG Ratings assessment.

CASTLE BIOSCIENCES

44

35.7% 64.3% FEMALE MALE Commitment to Diversity 45 A ll Em p lo ye e s Ex e cu ti ve s E T H N I C I T Y/ R A C E G E N D E R Data as of 12/31/21, Executive= Executive Director or Regional Business Director level and above 64.6% 35.4% FEMALE MALE TOTAL EMPLOYEES = 345 75% 21.4% 3.6% CAUCASIAN OTHER (NOT HISPANIC OR LATINO) HISPANIC OR LATINO 64.3% 7.2% 4.6% 3.5% 20.4% CAUCASIAN HISPANIC OR LATINO ASIAN BLACK OR AFRICAN- AMERICAN TWO OR MORE RACES (NOT HISPANIC OR LATINO)

THANK YOU

U s e O f N o n - G A A P F i n a n c i a l M e a s u r e s ( U n a u d i t e d ) 47 In this presentation, we use the metrics of Adjusted Revenue, Adjusted Gross Margin and Adjusted Operating Cash Flow, which are non-GAAP financial measures and are not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Adjusted Revenue and Adjusted Gross Margin reflect adjustments to net revenues to exclude changes in variable consideration related to test reports delivered in previous periods. Adjusted Gross Margin further excludes acquisition-related intangible asset amortization. Adjusted Operating Cash Flow excludes the effects of repayments to Medicare of COVID-19 government relief advancements to healthcare providers. We use Adjusted Revenue, Adjusted Gross Margin and Adjusted Operating Cash Flow internally because we believe these metrics provide useful supplemental information in assessing our revenue and cash flow performance reported in accordance with GAAP, respectively. We believe Adjusted Revenue and Adjusted Gross Margin are also useful to investors because they provide additional information on current-period performance by removing the effects of revenue adjustments related to tests delivered in previous periods and , with respect to Adjusted Gross Margin, acquisition-related intangible asset amortization, which we believe may facilitate revenue and gross margin comparisons to historical periods. We believe Adjusted Operating Cash Flow is also useful to investors as a supplement to GAAP measures in the assessment of our cash flow performance by removing the effects of COVID-19 government relief payments, which we believe are not indicative of our ongoing operations. However, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies, even when the same or similarly titled terms are used to identify such measures, limiting their usefulness for comparative purposes. These non-GAAP financial measures are not meant to be considered in isolation or used as substitutes for net revenues, gross margin or net cash (used in) provided by operating activities reported in accordance with GAAP and should be considered in conjunction with our financial information presented on a GAAP basis and language from our earnings press release. Accordingly, investors should not place undue reliance on non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the slides that follow.

R e c o n c i l i a t i o n o f N o n - G A A P F i n a n c i a l M e a s u r e s ( U n a u d i t e d ) The table below presents the reconciliation of adjusted revenue and adjusted gross margin, which are non-GAAP financial measures. See "Use of Non- GAAP Financial Measures (UNAUDITED)" on the previous slide for further information regarding the Company's use of non-GAAP financial measures. 48

R e c o n c i l i a t i o n o f N o n - G A A P F i n a n c i a l M e a s u r e s ( U n a u d i t e d ) The table below presents the reconciliation of adjusted operating cash flow, which is a non-GAAP finanical measure. See "Use of Non- GAAP Financial Measures (UNAUDITED)" on the previous slide for further information regarding the Company's use of non-GAAP financial measures. 49

APPENDIX

Castle Biosciences Is Improving Health through Innovative Tests That Guide Patient Care

Dermatology	Uveal Melanoma	Gastroenterology	Mental Health
DecisionDx ▸Melanoma DecisionDx ▸SCC MyPath | DiffDx ▸Melanoma	DecisionDx ▸UM	TissueCypher ▸Barrett's Esophagus	IDgenetix

Portfolio of innovative tests designed to guide patient care

51

CASTLE BIOSCIENCES

Improving Health through Innovative Tests that Guide Patient Care 52 A Diagnostic Leader Robust Data Supporting our TestsCastle Team 482 Total employees 111 Laboratory testing operations team members 87 35+ Peer-reviewed publications Strong financial position, driven by investments in our growth pillars and commercial excellence Diversified portfolio of tests that answer clinical questions and provide actionable information Data driven with a robust R&D and clinical research engine that address areas of unmet clinical need Culture of teamwork and innovation, built on a patient-centric mindset 10 12 9 23 Research & development team members Data as of 06/30/22; total employee count also includes 130 general & administrative team members 154 Sales & marketing team members

L e a d e rs h i p Te a m O v e r v i e w Dan Bradbury Derek Maetzold Mara Aspinall Brad Cole Miles D. Harrison 53 Stuart Pharmaceuticals Robert Cook, PhD Senior Vice President, Research & Development Derek Maetzold Founder, Director, President and CEO Frank Stokes Chief Financial Officer Toby Juvenal Chief Commercial Officer Kristen Oelschlager, RN, CHC Chief Operating Officer Matthew Goldberg, MD Medical Director Tiffany Olson Kimberlee Caple Ellen Goldberg B O A R D O F D I R E C T O R S Alice Izzo Senior Vice President, Marketing M A N A G E M E N T T E A M B OA R D O F D I R EC TO R S

Committed to cu l t ivat ing a cu l ture of innovat ion, cont inuous growth and advancement Award-Winning Company 54 2019 Technology Innovation in Melanoma Award Winner